Taxes	12 Months Ended
Dec. 31, 2012
Taxes
3.	TAXES

The reconciliation of the expected provision for income tax recovery/expense to the actual provision for income tax recovery/expense reported in the consolidated statements of operations is as follows:

	2,012	2,011
Earnings (loss) before income taxes	$(15,623)	$23,356
Expected income tax expense (recovery) at Canadian statutory income tax rate of 26.5% (2011 – 28.25%)	(4,141)	6,598
Permanent differences	1,040	811
Effect of change in future expected tax rates	(1,199)	(1,287)
Effect of change to U.S. GAAP and functional currency	—	(4,685)
Reversal of previously recognized foreign tax credits	(84)	—
Foreign withholding taxes paid	129	264
Increase (decrease) in valuation allowance	3,152	(10,142)

Provision for income tax (recovery) expense	$(1,103)	$(8,441)

During the years ended December 31, 2012 and 2011, the reported income before income taxes includes foreign losses of $2,907 and $2,370, respectively.

The significant components of the Company’s future income tax assets and liabilities are as follows:

	2012	2011
Tax loss carryforwards	$20,481	$15,102
Scientific research and experimental development (“SR&ED”) carryforwards	5,352	4,959
Harmonization asset	677	617
Share issue costs	831	1,913
Investment tax credits	4,564	4,648
Accounts payable and accrued liabilities	4,759	8,986
Difference between tax and book value of debentures	—	(6,308)
Difference between tax and book value of capital and intangible assets	(8,252)	(9,208)
Difference between tax and book value of loan receivable	31	—

Total future income tax asset	28,443	20,709
Valuation allowance	(7,626)	(4,474)

Net future income tax asset	$20,817	$16,235

Management has assigned probabilities to the Company’s expected future taxable income based on significant risk factors, sensitivity analysis and timing of non-capital tax losses. The amount of the future income tax asset considered realizable could change materially in the near term, based on future taxable income during the carryforward period. The valuation allowance consists of $4,638 in Canada and $2,988 in the U.S.

As at December 31, 2012, the Company had unused non-capital tax losses of approximately $54,821 (2011 – $42,706) and SR&ED expenditure pool totaling $20,198 (2011 – $19,606) that are due to expire as follows:

	SR&ED Expenditure Pool	Tax Losses
2025	$—	$11,882
2026	—	444
2027	—	91
2028	—	—
2029	—	3,877
2030	—	30,145
2031	—	988
2032	—	7,394
Indefinite	20,198	—

	$20,198	$54,821

The Company also has investment tax credits of $6,159, that expire in various amounts from 2017 to 2032, and $22,068 of capital losses carried forward with no expiry date. Investment tax credits, which are earned as a result of qualifying SR&ED expenditures, are recognized and applied to reduce income tax expense in the year in which the expenditures are made and their realization is reasonably assured.

In addition, the Company has approximately $7,970 of net operating loss carry forwards available for U.S. income tax purposes to reduce taxable income of future years that expire in various amounts from 2021 to 2031.

A reconciliation of the beginning and ending amounts of uncertain income tax benefits for the years ended December 31, 2012 and 2011 is as follows:

	2012	2011

Balance at January 1	$—	$—
Tax postions related to current year:
Additions	—	—
Reductions	—	—
Tax postions related to prior years:
Additions	—	—
Reductions	—	—

Balance at December 31	$—	$—

The Company recognizes interest and penalties related to uncertain tax positions as a component of income tax provision. At December 31, 2012 and 2011, there were no interest or penalties included in the income tax provision.

The Company files Canadian and U.S. federal and state income tax returns. The Company is subject to examination by the tax authorities for the tax years ended 2008 through 2011.